                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM  8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 12, 1997
                                                         -------------


                            BCT INTERNATIONAL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


            0-10823                                       22-2358849
          -----------                                 ------------------
          (Commission                                   (IRS Employer
          File Number)                                Identification No.)

3000 N.E. 30th Place, 5th Floor
    Ft. Lauderdale, Florida                                   33306
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (954) 563-1224
                                                          --------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.    Other Events

     On June 12, 1997, by unanimous vote of the Board of Directors, James H. Kaufenberg, President and Chief Operating Officer was elected to the position of Director, effective June 12, 1997, for a three year term.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BCT INTERNATIONAL, INC.


                                             By: /s/ Michael R. Hull
                                                -------------------------------
                                                Michael R. Hull, Vice President
                                                and Chief Financial Officer